UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2009

McMoRan Exploration Co.
(Exact name of registrant as specified in its charter)

Delaware	001-07791	72-1424200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Poydras Street
New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (504) 582-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

McMoRan Exploration Co. (McMoRan) issued a press release dated October 19, 2009, announcing its Third-Quarter/Nine-Months 2009 results (see exhibit 99.1) and presented slides on its web site that accompanied its October 19, 2009, conference call (see exhibit 99.2).

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McMoRan Exploration Co.

By: /s/ Nancy D. Parmelee
Nancy D. Parmelee
Senior Vice President, Chief Financial Officer
and Secretary
(authorized signatory and Principal
Financial Officer)

Date: October 20, 2009

McMoRan Exploration Co.
Exhibit Index

Exhibit
Number

99.1	Press release dated October 19, 2009, titled “McMoRan Exploration Co. Reports Third-Quarter/Nine Months 2009 Results.”

99.2	Slides presented in conjunction with McMoRan’s Third-Quarter/Nine-Months 2009 conference call conducted via the internet on October 19, 2009.